SECURITIES  AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549



                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934


               Date of Report:  March 2, 1994



                     UNOCAL CORPORATION
                     ------------------
   (Exact name of registrant as specified in its charter)



     Delaware                         1-8483            95-3825062

(State or other jurisdiction of     (Commission       (I.R.S. Employer
incorporation or organization)      File Number)      Identification No.)




1201 West Fifth Street, Los Angeles, California     90017

(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code:   (213)  977-7600














<PAGE1>

Item 5.   Other Events


          On February 28, 1994, the Bylaws of Unocal Corporation were changed as follows:


                           UNOCAL CORPORATION

                               RESOLUTIONS

       "RESOLVED, That Section 2 of Article IV of the Bylaws of this Corporation shall be amended effective April 25, 1994 to reduce the number of directors of the Corporation from 14 to 12 and shall read as follows:

     'Section 2. Number. The exact number of directors of the Corporation, within the limits specified in ARTICLE SEVENTH of the Corporation's Certificate of Incorporation, shall be twelve until changed in the manner provided by law.'"

       "RESOLVED, That the first sentence of Section 1 of Article V of the Bylaws shall be amended effective May 1, 1994 to reduce the minimum number of directors composing the Executive Committee to three and shall read as follows:

     'Section 1. Number and Composition. The Board of Directors shall appoint from its membership, annually, an Executive
     Committee of three or more directors who are salaried officers of the Corporation.'"



<PAGE2>


                         SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      UNOCAL CORPORATION
                                      ------------------
                                         (Registrant)







                                 by:  CHARLES S. MCDOWELL
                                 ------------------------

                                   (Charles S. McDowell, Vice
                                    President and Comptroller)










Dated:  March 2, 1994